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                                                                   EXHIBIT 24.01


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen T. Baker and Timothy J. Toppin, and each of them, as his attorney-in-fact, with full power of substitution in each, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                                   Title                                       Dated
         ---------                                   -----                                       -----

/s/ David Neylon                              Chairman of the Board of Directors               March 23, 2001
------------------------------------
David Neylon

                                              Chief Executive Officer, Director                March 23, 2001
/s/ David L. Grannan                          (Principal Executive Officer)
------------------------------------
David L. Grannan

                                              President and Chief Operating Officer,           March 23, 2001
/s/ Stephen T. Baker                          Director
------------------------------------
Stephen T. Baker

                                              Vice President and Chief Financial               March 23, 2001
                                              Officer (Principal Financial and
/s/ Timothy J. Toppin                         Accounting Officer)
------------------------------------
Timothy J. Toppin

/s/ John B. Balousek                          Director                                         March 23, 2001
------------------------------------
John B. Balousek

/s/ Kevin P. Fitzgerald                       Director                                         March 23, 2001
------------------------------------
Kevin P. Fitzgerald

/s/ Andrew Cole                               Director                                         March 23, 2001
------------------------------------
Andrew Cole